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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                             Securities Act of 1934


       Date of Report (Date of earliest event reported) November 10, 2000


                            DARDEN RESTAURANTS, INC.
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             (Exact name of registrant as specified in its charter)

         Florida                         1-3666                  59-3305930
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(State or other jurisdiction          (Commission           (I.R. S. Employer
of incorporation)                     File Number)          Identification No.)


           5900 Lake Ellenor Drive
              Orlando, Florida                               32809
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     (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (407) 245-4000
                                                           --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)
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Item 5.           Other Events.
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         The Registrant is establishing a program for the issue and sale from time to time of up to $350,000,000 aggregate initial offering price (or the equivalent thereof if denominated in one or more foreign currencies or foreign composite currency units) of its Medium-Term Notes, Series A (the "Notes") through the following agents: Banc of America Securities LLC, First Union Securities, Inc., SunTrust Equitable Securities Corporation, Wachovia Securities, Inc. and The Williams Capital Group, L.P. Any Notes issued under the program will be issued pursuant to the Indenture, dated as of January 1, 1996 (the "Indenture"), between the Company and Wells Fargo Bank Minnesota, National Association (formerly known as Norwest Bank Minnesota, National Association), as Trustee, and the Officers' Certificates and Company Order, dated November 10, 2000.

         The Notes are registered under a Registration Statement on Form S-3 (File No. 333-41350), as amended (the "Registration Statement"), filed by the Registrant with the Securities and Exchange Commission.

Item 7.           Financial Statements and Exhibits.
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                  (c)            Exhibits.

                  The following exhibits to the Registration Statement are filed herewith:

                  1.1 Form of Distribution Agreement dated November 10, 2000, among the Registrant and Banc of America Securities LLC, First Union Securities, Inc., SunTrust Equitable Securities Corporation, Wachovia Securities, Inc. and The Williams Capital Group, L.P.

                  4.1 Officers' Certificate and Authentication Order dated November 10, 2000, relating to the Notes (including the forms of Notes).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: November 10, 2000

                                             DARDEN RESTAURANTS, INC.


                                             By: /s/ Paula J. Shives
                                                --------------------------------
                                                Paula J. Shives
                                                Senior Vice President,
                                                General Counsel and Secretary
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                                  EXHIBIT INDEX

Exhibit Number
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      1.1      Form of Distribution Agreement dated November 10,
               2000, among the Registrant and Banc of America
               Securities LLC, First Union Securities, Inc., SunTrust Equitable Securities Corporation, Wachovia Securities, Inc. and The Williams Capital Group, L.P.

      4.1 Officers' Certificate and Authentication Order dated November 10, 2000, relating to the Notes (including the forms of Notes).